Exhibit 99.1

Investor Relations Contact
Nicole Noutsios
NMN Advisors (for Procera Networks)
procera@nmnadvisors.com
1+510-315-1003

Media Contact
Fran Lowe
Engage PR (for Procera Networks)
flowe@engagepr.com
1+510-748-8200 x225

Procera Networks Announces Third Quarter 2013 Financial Results

•	Reports record quarterly revenue of $21.3 million, up 33% year-over-year
•	Reports record bookings of $22.6 million, up 39% year-over-year

Fremont, CA – November 4, 2013 – Procera Networks, Inc. (NASDAQ: PKT), the global intelligent policy enforcement company, today reported financial results for its third quarter ended September 30, 2013.

Revenue for the third quarter of 2013 was a record of $21.3 million, up 33% from revenue of $16.1 million in the third quarter of 2012.

GAAP net loss for the third quarter of 2013 was $3.0 million, or a loss of $0.15 per diluted share, compared to net income of $2.8 million, or $0.14 per diluted share, for the third quarter of 2012. Non-GAAP net loss for the third quarter of 2013 was $0.2 million, or a loss of $0.01 per diluted share, compared to non-GAAP net income of $3.6 million, or $0.18 per diluted share, for the third quarter of 2012. A description of the non-GAAP financial measures and reconciliation to comparable GAAP measures is provided in the accompanying table entitled “Use of Non-GAAP Financial Information” below.

“We are pleased to report another strong quarter, including record revenue and bookings. During the third quarter we expanded our existing customer base and attracted new top-tier customers. Our new customer wins and partnership momentum reflect our leadership position in the market and the strong demand for our technology,” stated James Brear, President and CEO of Procera Networks. “We continue to feel very good about the health of our business and we will stay focused on executing on our long-term strategy.”

Third Quarter 2013 Business and Financial Highlights

•	Record revenue and bookings in the third fiscal quarter; revenue was $21.3 million, up 33% year-over-year and bookings were $22.6 million, up 39% year-over-year.

•	Added 18 new service provider customers during the third quarter.

•	Selected by five new Tier 1 service providers.

•	Announced partnership with Skyfire, a wholly-owned subsidiary of Opera Software.

•	Launched PacketLogic™ 8960, the fastest IPE appliance in the industry.

•	Provided industry leadership by being the only vendor in our market to demonstrate Network Function Virtualization testing for the SDN World Congress in Germany.

Guidance

Procera is reiterating its guidance for annual revenue growth of at least 30% for 2013.

This guidance is an estimate only and actual performance could differ. The Company’s financial results historically have been volatile, and a number of uncertainties and other factors may cause the Company’s future results, performance or achievements to be materially different from prior results.

Conference Call Information

Procera Networks, Inc. is hosting a conference call for analysts and investors to discuss its third quarter 2013 results and outlook for its fourth quarter of 2013 at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, November 4, 2013. A live audio webcast of the conference call along with supplemental financial information will also be accessible from the “Investors Relations” section of the Company’s website at http://proceranetworks.com/investors. A replay will be available following the call on the Company’s Investor Relations website or for one week at the following numbers: (800) 406-7325 (domestic), (303) 590-3030: (international) using ID# 4643384. An archived version of the audio from the call will be available for at least thirty days on the Company’s website at http://proceranetworks.com/investors.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements related to Procera Networks, Inc., including statements about Procera's expectations for 2013 revenue growth and long-term growth, and the market opportunity, as well as the Company’s general outlook. Statements in this release that are not historical or current facts are forward-looking statements. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the acceptance and adoption of Procera’s products; the Company’s ability to service and upgrade its products; lengthy sales cycles and lab and field trial delays by service providers; its ability to obtain any follow-on orders from major customers; its customers canceling orders; its dependence on a limited product line and key customers; its dependence on key employees; its ability to compete in our industry with companies that are significantly larger and have greater resources; its ability to protect its intellectual property rights in a global market; its ability to manufacture product quickly enough to meet potential demand; its ability to continue to integrate Vineyard Networks and realize anticipated benefits from the acquisition; and other risks and uncertainties described more fully in the Company’s documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Procera Networks’ business are described in the "Risk Factors" sections of its Form 10-K filed for the year ended December 31, 2012 and its Form 10-Q filed for the quarter ended June 30, 2013, and other reports filed with the SEC, which are available free of charge on the SEC's website at http://www.sec.gov or on Procera’s website at http://www.proceranetworks.com. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements in this press release are based on information available to Procera as of the date hereof, and the Company undertakes no obligation to update, amend or clarify any forward-looking statement for any reason.

Use of Non-GAAP Financial Information

In addition to the financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures. Our management regularly uses these supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods and believes that these non-GAAP financial measures, when taken together with the corresponding GAAP measures, provide incremental insight into the underlying factors and trends affecting both the Company’s performance and its cash-generating potential.

Our non-GAAP financial measures include adjustments for stock-based compensation expenses; business development expenses; and acquisition-related intangible asset amortization, deferred compensation amortization and tax effects. We have excluded the effect of stock-based compensation; the cost of outside professional services for negotiating and performing legal, accounting and tax due diligence for potential mergers, and acquisitions; and acquisition-related intangible asset and deferred compensation amortization, and tax effects, from our non-GAAP gross profit, operating expenses and net income measures. Stock-based compensation, which represents the estimated fair value of stock options and restricted stock granted to employees, is excluded since grant activities vary significantly from quarter to quarter in both quantity and fair value. In addition, although stock-based compensation will recur in future periods, excluding this expense allows us to better compare core operating results with those of our competitors who also generally exclude stock-based compensation from their core operating results, and who may have different granting patterns and types of equity awards and who may use different option valuation assumptions than we do. Business development expenses are necessary as part of certain growth strategies, such as through mergers and acquisitions, and will occur when such transactions are pursued. We have excluded these expenses because they can vary materially from period-to-period and transaction-to-transaction and expenses associated with these business development activities are not considered a key measure of the Company's operating performance. Acquisition-related intangible asset amortization, deferred compensation amortization and tax effects represent non-cash charges and benefits that result from the accounting for acquisitions. We have excluded these items because, in any period, they may not directly correlate to the underlying performance of the Company’s business and these items can vary materially from period-to-period and transaction-to-transaction. In addition, we exclude these acquisition-related costs and benefits when evaluating our current operating performance.

Our non-GAAP financial measures may not reflect the full economic impact of the Company’s activities. Further, these non-GAAP financial measures may be unique to the Company, as they may be different from non-GAAP financial measures used by other companies, including the Company’s competitors. As such, this presentation of non-GAAP financial measures may not enhance the comparability of the Company’s results to the results of other companies. Therefore, these non-GAAP financial measures are limited in their usefulness and investors are cautioned not to place undue reliance on our non-GAAP financial measures. In addition, investors are cautioned that these non-GAAP financial measures are not intended to be considered in isolation and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP.

For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, "GAAP to Non-GAAP Reconciliations.”

About Procera Networks Inc.

Procera Networks Inc. (NASDAQ: PKT) delivers Internet Intelligence solutions to service providers and network equipment manufacturers for analytics and enforcement of broadband traffic worldwide. Procera’s solutions provide actionable intelligence and policy enforcement to ensure a high quality of experience for any Internet and network connected device. For more information, visit www.proceranetworks.com or follow Procera on Twitter at @ProceraNetworks.

Procera Networks, Inc.
Condensed Consolidated Statements of Operations
Unaudited
(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Sales:
Product sales	$16,301	$12,948	$40,328	$34,640
Support sales	5,032	3,113	13,015	8,418
Total sales	21,333	16,061	53,343	43,058
Cost of sales:
Product cost of sales	10,080	4,053	22,451	12,671
Support cost of sales	896	487	2,442	956
Total cost of sales	10,976	4,540	24,893	13,627

Gross profit	10,357	11,521	28,450	29,431
	48.5%	71.7%	53.3%	68.4%
Operating expenses:
Research and development	3,945	1,931	12,532	5,414
Sales and marketing	7,322	4,573	21,293	13,053
General and administrative	2,510	2,386	9,498	6,823
Total operating expenses	13,777	8,890	43,323	25,290

Income (loss) from operations	(3,420)	2,631	(14,873)	4,141

Interest and other income (expense), net	232	161	203	108

Income (loss) before income taxes	(3,188)	2,792	(14,670)	4,249
Income tax provision (benefit)	(205)	29	(1,688)	141
Net income (loss)	$(2,983)	$2,763	$(12,982)	$4,108

Net income (loss) per share - basic	$(0.15)	$0.14	$(0.65)	$0.24
Net income (loss) per share - diluted	$(0.15)	$0.14	$(0.65)	$0.23

Shares used in computing net income (loss) per share:
Basic	20,031	19,305	20,007	17,304
Diluted	20,031	19,801	20,007	17,824

Procera Networks, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	September 30,	December 31,
	2013	2012
ASSETS
Current Assets:
Cash and cash equivalents	$77,138	$30,933
Short-term investments	31,723	100,762
Accounts receivable, net of allowance	20,295	16,603
Inventories, net	17,048	11,240
Prepaid expenses and other	3,278	2,012
Total current assets	149,482	161,550

Property and equipment, net	6,197	4,474
Intangible assets, net	6,881	-
Goodwill	13,089	960
Deferred tax asset	891	-
Other non-current assets	95	54
Total assets	$176,635	$167,038

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$4,858	$5,453
Deferred revenue	10,358	6,953
Accrued liabilities	5,706	4,949
Total current liabilities	20,922	17,355

Non-current liabilities:
Deferred revenue	2,572	2,878
Deferred tax liability	1,771	-
Total liabilities	25,265	20,233

Commitments and contingencies	-	-

Stockholders' equity:
Common stock	21	20
Additional paid-in capital	218,347	199,793
Accumulated other comprehensive loss	(1,084)	(76)
Accumulated deficit	(65,914)	(52,932)
Total stockholders' equity	151,370	146,805

Total liabilities and stockholders' equity	$176,635	$167,038

Procera Networks, Inc.
GAAP to Non-GAAP Reconciliation; and Supplemental Financial Information
Unaudited
(in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 2013	June 2013	September 2012	September 2013	September 2012
Sales:
Product sales	$16,301	$13,617	$12,948	$40,328	$34,640
Support sales	5,032	4,222	3,113	13,015	8,418
Total sales	21,333	17,839	16,061	53,343	43,058
Cost of sales:
Product cost of sales, GAAP	10,080	6,283	4,053	22,451	12,671

Non-GAAP adjustments:
Stock-based compensation (1)	(19)	(20)	(11)	(58)	(62)
Amortization of intangibles (2)	(275)	(284)	-	(819)	-
Product cost of sales, non-GAAP	9,786	5,979	4,042	21,574	12,609

Support cost of sales, GAAP	896	831	487	2,442	956
Non-GAAP adjustments:
Stock-based compensation (1)	(82)	(48)	(23)	(223)	(36)
Support cost of sales, non-GAAP	814	783	464	2,219	920
Total cost of sales, non-GAAP	10,600	6,762	4,506	23,793	13,529
Gross profit, non-GAAP	10,733	11,077	11,555	29,550	29,529
	50.3%	62.1%	71.9%	55.4%	68.6%
Operating expenses:
Research and development	3,945	4,186	1,931	12,532	5,414
Non-GAAP adjustments:
Stock-based compensation (1)	(218)	(216)	(76)	(934)	(296)
Deferred compensation (3)	(753)	(752)	-	(2,193)	-
Research and development, non-GAAP	2,974	3,218	1,855	9,405	5,118

Sales and marketing	7,322	7,349	4,573	21,293	13,053
Non-GAAP adjustments:
Stock-based compensation (1)	(385)	(376)	(296)	(1,348)	(942)
Amortization of intangibles (2)	(117)	(124)	-	(353)	-
Deferred compensation (3)	(716)	(716)	-	(2,086)	-

Sales and marketing, non-GAAP	6,104	6,133	4,277	17,506	12,111

General and administrative	2,510	3,352	2,386	9,498	6,823
Non-GAAP adjustments:
Stock-based compensation (1)	(365)	(487)	(415)	(1,251)	(857)
Business development costs (4)	-	(614)	-	(1,616)	(646)
General and administrative, non-GAAP	2,145	2,251	1,971	6,631	5,320
Total operating expenses, non-GAAP	11,223	11,602	8,103	33,542	22,549

Income (loss) from operations, non-GAAP	(490)	(525)	3,452	(3,992)	6,980

Interest and other income (expense), net	232	20	161	203	108

Income (loss) before income taxes, non-GAAP	(258)	(505)	3,613	(3,789)	7,088

Income tax provision (benefit)	(205)	(860)	29	(1,688)	141
Non-GAAP adjustments (5)	136	688	-	1,550	-
Income tax provision (benefit), non-GAAP	(69)	(172)	29	(138)	141
Net income (loss), non-GAAP	$(189)	$(333)	$3,584	$(3,651)	$6,947

Net income (loss) per share - diluted, non-GAAP	$(0.01)	$(0.02)	$0.18	$(0.18)	$0.39

Shares used in computing diluted net income (loss) per share	20,031	19,997	19,801	20,007	17,824

Reconciliation of Net Income (Loss):
U.S. GAAP as reported	$(2,983)	$(3,282)	$2,763	$(12,982)	$4,108
Non-GAAP adjustments:
Stock-based compensation (1)	1,069	1,147	821	3,814	2,193
Amortization of intangibles (2)	392	408	-	1,172	-
Deferred compensation (3)	1,469	1,468	-	4,279	-
Business development expenses (4)	-	614	-	1,616	646
Income tax adjustment (5)	(136)	(688)	-	(1,550)	-
As Adjusted	$(189)	$(333)	$3,584	$(3,651)	$6,947
		-
Reconciliation of Diluted Net Income (Loss) Per Share:
U.S. GAAP as reported	$(0.15)	$(0.16)	$0.14	$(0.65)	$0.23
Non-GAAP adjustments:
Stock-based compensation (1)	0.05	0.06	0.04	0.19	0.12
Amortization of intangibles (2)	0.02	0.02	-	0.06	-
Deferred compensation (3)	0.07	0.07	-	0.21	-
Business development expenses (4)	-	0.03	-	0.08	0.04
Income tax adjustment (5)	(0.01)	(0.03)	-	(0.08)	-
As Adjusted	$(0.01)	$(0.02)	$0.18	$(0.18)	$0.39

Shares used in computing diluted net income (loss) per share	20,031	19,997	19,801	20,007	17,824

(1)  Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of ASC 718.
(2)  Amortization expense associated with intangible assets acquired in the Vineyard Networks acquisition.
(3)  Deferred compensation includes amortization of amounts to be paid under retention agreements with Vineyard's three founders; these are payable after one year of continuous employment with the Company.
(4)  Business development expenses include the cost of outside professional services for negotiating and performing legal, accounting and tax due diligence for potential mergers, acquisitions and other significant partnership arrangements.
(5)  Income tax benefit associated with the following Vineyard acquisition related items:
- reversal of Vineyard’s pre-existing income tax valuation allowance upon acquisition; and
- amortization of acquired intangible assets and book/tax differences on deferred revenue.